Exhibit 10.4

EXECUTION COPY

JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to (i) that certain Intercreditor Agreement, dated as of January 29, 2010 (as supplemented on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Intercreditor Agent (the “Intercreditor Agent”), Wilmington Trust FSB, as Trustee and as Collateral Agent (the “Trustee”), Momentive Specialty Chemicals Holdings LLC (f/k/a Hexion LLC) (“MSCH”), Momentive Specialty Chemicals Inc. (f/k/a Hexion Specialty Chemicals, Inc.) (the “Company”) and each subsidiary of the Company party thereto, and (ii) the 1-1/2 Lien Notes Indenture. Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Joinder and Supplement to the Intercreditor Agreement (this “Agreement”), dated as of March 14, 2012 (the “Effective Date”), by and among (i) Wilmington Trust, National Association, as trustee (the “New Trustee”) pursuant to that certain Indenture (the “New Indenture”), dated as of the date hereof, among Hexion U.S. Finance Corp. (the “Issuer”), the guarantors named therein and the New Trustee, (ii) the Intercreditor Agent, (iii) Wilmington Trust, National Association, as Trustee and Collateral Agent and as Second-Priority Agent, (iv) MSCH, (v) the Company and (vi) each Subsidiary of the Company listed on Schedule I hereto, has been entered into to (A) record the accession of the New Trustee as an additional Senior-Priority Agent under the Intercreditor Agreement on behalf of the holders of the 6.625% first-priority senior secured notes due 2020 (the “New Notes”) issued under the New Indenture, (B) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the Intercreditor Agreement, be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims and (C) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The New Trustee agrees to become, with immediate effect, a party to and agrees to be bound by the terms of the Intercreditor Agreement as a Senior-Priority Agent, as if it had originally been party to the Intercreditor Agreement as a Senior-Priority Agent.

B. The New Indenture has been designated by the Company and the Issuer as being included in the definition of “Credit Agreement” set forth in the 1-1/2 Lien Notes Indenture, which designation shall be irrevocable until such time as all Liens securing the New Notes have been released pursuant to Section 11.03 of the New

Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the Intercreditor Agreement). The New Indenture, the New Notes, the Security Documents (as defined in the New Indenture), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute “Senior Credit Documents” as defined in the 1-1/2 Lien Notes Indenture.

C. The Liens securing the Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents have been designated by the Company and the Issuer as having been incurred pursuant to clause (8)(B) of the definition of “Permitted Liens” set forth in the 1-1/2 Lien Notes Indenture, which designation shall be irrevocable until such time as all Liens securing the New Notes have been released pursuant to Section 11.03 of the New Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the Intercreditor Agreement). The Obligations under the New Indenture and any other document or agreement entered into pursuant thereto constitute First-Lien Indebtedness (which First-Lien Indebtedness, for the avoidance of doubt, also constitutes Future First-Lien Indebtedness) and Senior Lender Claims.

D. The Liens on the Common Collateral securing such Senior Lender Claims shall have priority over and be senior in all respects to all Liens on the Common Collateral securing any Second-Priority Claims on the terms set forth in the Intercreditor Agreement and, subject to the terms of any other applicable intercreditor agreement (including that certain Intercreditor Agreement, dated as of the Effective Date (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”)) then in effect, shall be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims.

E. So long as the Discharge of Senior Lender Claims has not occurred and subject to the terms of any other applicable intercreditor agreement (including the First Lien Intercreditor Agreement) then in effect, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred.

F. The New Trustee confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

Wilmington Trust, National Association

Corporate Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

2

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

G. Each party to this Agreement (other than the New Trustee) confirms the acceptance of the New Trustee as a Senior-Priority Agent for purposes of the Intercreditor Agreement.

H. Except as expressly provided herein, in the Intercreditor Agreement or in any Senior Lender Documents, the New Trustee is acting in the capacity of Senior-Priority Agent solely with respect to the Senior Lender Claims owed to the New Trustee and the holders of the New Notes issued pursuant to the New Indenture. For the avoidance of doubt, the provisions of Article VII of the New Indenture applicable to the New Trustee thereunder shall also apply to the New Trustee acting under or in connection with the Intercreditor Agreement.

I. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

J. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

JPMORGAN CHASE BANK, N.A., as Intercreditor Agent

By:	/s/ Authorized Signatory
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust FSB), as Trustee, Collateral Agent and as Second Priority Agent

By:	/s/ Authorized Signatory
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as a Senior-Priority Agent for holders of the New Notes

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page for Joinder and Supplement to 1.5 Lien Intercreditor Agreement]

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICAL INVESTMENTS, INC.

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE INTERNATIONAL INC.

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE CI HOLDING COMPANY (CHINA) LLC

By:	Lawter International Inc., as sole managing member

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page for Joinder and Supplement to 1.5 Lien Intercreditor Agreement]

HEXION U.S. FINANCE CORP.

By:	/s/ Authorized Signatory
Name:
Title:

HSC CAPITAL CORPORATION

By:	/s/ Authorized Signatory
Name:
Title:

LAWTER INTERNATIONAL INC.

By:	/s/ Authorized Signatory
Name:
Title:

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Authorized Signatory
Name:
Title:

NL COOP HOLDINGS LLC

By:	Momentive Specialty Chemicals Inc., as sole member

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page for Joinder and Supplement to 1.5 Lien Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

Borden Chemical Foundry, LLC

Momentive Specialty Chemicals Investments, Inc.

Momentive International Inc.

Momentive CI Holding Company (China) LLC

Hexion U.S. Finance Corp.

HSC Capital Corporation

Lawter International Inc.

Oilfield Technology Group, Inc.

NL COOP Holdings LLC